UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 22, 2014

INDEPENDENT BANK CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan	0-7818	38-2032782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 West Main Street Ionia, Michigan	48846
(Address of principal executive office)	(Zip Code)

Registrant's telephone number,
including area code:
(616) 527-5820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Company's Annual Meeting of Shareholders held on April 22, 2014, the matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s proxy statement, filed with the SEC on March 7, 2014. The voting results are as follows:

Proposal 1:       Election of Directors

The  following  individual was  elected to  serve as  director of  the Company  to hold  office  until the  2016 Annual  Meeting of Shareholders, under the terms of the Company's Bylaws:

Nominee	For	Withheld	Non-Votes
Charles A. Palmer	12,782,797	4,437,208	3,735,606

The  following  individuals were  elected to  serve as  directors of  the Company  to hold  office  until the  2017 Annual  Meeting of Shareholders, under the terms of the Company's Bylaws:

Nominee	For	Withheld	Non-Votes
Stephen L. Gulis, Jr.	12,854,434	4,365,571	3,735,606
Terry L. Haske	12,853,653	4,366,352	3,735,606
William B. Kessel	12,675,553	4,544,452	3,735,606

Proposal 2:   Ratification of the Appointment of Independent Auditors

The shareholders ratified the appointment of Crowe Horwath LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014.

For	Against	Abstain	Non-Votes
20,507,496	431,181	16,934	--

Proposal 3:   Advisory (Non-Binding) Vote on Executive Compensation

The shareholders approved a proposed resolution approving the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

For	Against	Abstain	Non-Votes
16,951,025	186,984	81,996	3,735,606

Proposal 4:  Advisory (Non-Binding) Vote on the Frequency of Advisory Vote on Executive Compensation

 The shareholders voted on their preference as to whether the shareholder advisory vote on the compensation of the Company's named executive officers take place every 1 year, 2 years, or 3 years.

1 year	2 Years	3 Years	Abtain
16,199,742	381,933	568,428	69,902

In light of the recommendation of the Board of Directors that the shareholder advisory vote on the compensation of the Company's named executive officers take place every year and the fact that this choice was the preference of more than 94% of the votes cast on this proposal, the Company will hold the shareholder advisory vote on the compensation of the Company's named executive officers every year until at least the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date: April 23, 2014	/s/ Robert N. Shuster
By: Robert N. Shuster
Its: Executive Vice President and Chief Financial Officer